UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2016

VOYA FINANCIAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35897	52-1222820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue New York, New York		10169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 309-8200

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 17, 2016, Voya Financial, Inc. (“Voya”) issued a press release announcing that it had priced its previously announced tender offer (the “Tender Offer”) for certain debt securities of Voya and one of its subsidiaries, Voya Holdings Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

On June 20, 2016, Voya issued a press release announcing the early results as of the early participation date of the Tender Offer, and Voya’s election to early settle the Tender Offer. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated June 17, 2016 announcing the pricing of the tender offer.
99.2	Press release dated June 20, 2016 announcing the early results and the early settlement of the tender offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOYA FINANCIAL, INC.

Date: June 22, 2016	By:	/S/ TREVOR OGLE
	Name:	Trevor Ogle
	Title:	Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 17, 2016 announcing the pricing of the tender offer.
99.2	Press release dated June 20, 2016 announcing the early results and the early settlement of the tender offer.